SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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NAUGATUCK VALLEY FINANCIAL CORPORATION

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May 21, 2012

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Naugatuck Valley Financial Corporation. We will hold the meeting in the Community Room at Naugatuck Valley Savings and Loan’s main office at 333 Church Street, Naugatuck, Connecticut, on June 29, 2012 at 10:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Whittlesey & Hadley, P.C., the Company’s independent registered public accountants, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

John C. Roman
President and Chief Executive Officer

333 Church Street

Naugatuck, Connecticut 06770

(203) 720-5000

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:30 a.m. on Friday, June 29, 2012

PLACE	The Community Room in Naugatuck Valley Savings and Loan’s main office at 333 Church Street, Naugatuck, Connecticut

ITEMS OF BUSINESS	(1)	The election of three directors for a term of three years;

	(2)	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants for the fiscal year ending December 31, 2012; and

	(3)	Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on April 13, 2012.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Bernadette A. Mole
Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

NAUGATUCK VALLEY FINANCIAL CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Naugatuck Valley Financial Corporation (“Naugatuck Valley Financial” or the “Company”) for the 2012 annual meeting of stockholders and for any adjournment or postponement of the meeting. Naugatuck Valley Financial is the holding company for Naugatuck Valley Savings and Loan (“Naugatuck Valley Savings” or the “Bank”).

We are holding the 2012 annual meeting in the Community Room at Naugatuck Valley Savings’ main office at 333 Church Street, Naugatuck, Connecticut, on June 29, 2012 at 10:30 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about May 21, 2012.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 29, 2012.

The Proxy Statement and Annual Report to Stockholders are available at: www.nvsl.com/shareholder/report.aspx

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Naugatuck Valley Financial common stock that you owned as of the close of business on April 13, 2012. As of the close of business on April 13, 2012, a total of 7,002,208 shares of Naugatuck Valley Financial common stock were outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Naugatuck Valley Financial in one or more of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Naugatuck Valley Financial common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold your vote as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Whittlesey & Hadley, P.C. as the Company’s independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Whittlesey & Hadley, P.C. as our independent registered public accountants for 2012, the affirmative vote of a majority of the votes cast at the annual meeting.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they deemed appropriate.

Current regulation prohibit your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement).

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a vote against the proposal.

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In voting on the ratification of the appointment of the independent registered public accountants, abstentions and broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy

The Board of Directors of Naugatuck Valley Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Naugatuck Valley Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Naugatuck Valley Financial common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” all nominees for director and “FOR” ratification of Whittlesey & Hadley, P.C. as the Company’s independent registered public accountants.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Naugatuck Valley Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Bank’s ESOP, 401(k) Plan or in the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan

If you participate in the Naugatuck Valley Savings and Loan Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Naugatuck Valley Savings and Loan Employee Savings Plan (the “401(k) Plan”), you will receive a voting instruction form for each plan in which you participate that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, all allocated shares of the Company’s common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of the Company’s common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions from other ESOP participants, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, a participant may direct the trustee how to vote the shares in the Naugatuck Valley Financial Stock Fund credited to his or her account. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which the trustee received voting instructions from other 401(k) Plan participants. Under the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”), participants may direct the trustee how to vote their unvested restricted stock awards. Subject to its fiduciary duties, the trustee will vote all shares held in the trust for which it does not receive timely instructions as directed by the Company. The deadline for returning your voting instructions to each plan’s trustee is June 20, 2012.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom are independent under the listing requirements of the NASDAQ Global Market, except for Mr. Roman, who is the President and Chief Executive Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans that the Bank has directly or indirectly made to Director Famiglietti.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Carlos S. Batista serves as Chairman of the Board of Directors. Mr. Batista is independent under the listing requirements of The NASDAQ Global Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies the members of our Audit, Compensation and Nominating and Corporate Governance Committees as of December 31, 2011. All members of each committee are independent in accordance with the listing standards of The NASDAQ Global Market. Each of the committees operates under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Shareholder Relations section of the Bank’s website (www.nvsl.com).

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Director	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee

Carlos S. Batista	X	*	X		X

Richard M. Famiglietti			X	*	X

Kevin A. Kennedy	X	**	X		X

James A. Mengacci			X		X	*

Frederick A. Dlugokecki	X		X		X

Camilo P. Vieira			X		X

Jane H. Walsh			X		X

Number of Meetings in 2011	10		4		2

* Chairman

** Mr. Kennedy became Chairman of the Audit Committee effective January 3, 2012.

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. This committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Mr. Kennedy is an audit committee financial expert under the rules of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the President and Chief Executive Officer, other executives and non-employee directors. In general, the Compensation Committee considers the Company’s financial performance, peer group financial performance and compensation survey data when making decisions regarding the Chief Executive Officer’s compensation, including salary, bonus, and awards made under the 2005 Equity Incentive Plan. For all other named executive officers, Mr. Roman, our President and Chief Executive Officer, annually reviews each officer’s performance and, based upon guidelines established by the Compensation Committee, determines the appropriate base salary for each officer. Mr. Roman also makes recommendations to the Compensation Committee with respect to payments to be made under our annual cash incentive plan and grants of long-term equity incentive awards for each named executive officer, excluding himself. Based on these recommendations from Mr. Roman and other considerations, the Compensation Committee approves the payments to be made under our annual cash incentive plan and grants of long-term equity incentive awards for each other named executive officer. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions. The Nominating and Corporate Governance Committee has established the following non-employee director compensation plans: annual retainer; per meeting fees; long-term incentive compensation; and retirement plan. The non-employee director compensation plans are designed to attract, retain and motivate talented directors while balancing the interests of stockholders.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including leading the Board in its annual review of the Board’s performance, recommending to the Board of Directors the corporate governance policies and guidelines applicable to Naugatuck Valley Financial and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Committee are set forth below.

Nominating and Corporate Governance Committee Procedures

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation of 70 years and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Candidates deemed eligible for election to the Board of Directors are evaluated by the Nominating and Corporate Governance Committee using the following criteria for selecting nominees:

•	financial, regulatory and business experience and skills;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation in connection with upholding a position of trust with respect to customers;

•	ability to devote sufficient time and energy to diligently perform duties; and

•	independence.

The Nominating and Corporate Governance Committee also considers other factors the Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

Director Nomination Process. The Nominating and Corporate Governance Committee adheres to the following process when identifying and evaluating individuals to be nominated for election to the Board of Directors:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of Naugatuck Valley Savings’ local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has never used an independent search firm to identify nominees.

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Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

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Director Compensation – For the 2011 Fiscal Year

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2011 fiscal year.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	All Other Compensation	Total ($)
Carlos S. Batista	$95,500	$—	$634	$96,134
Frederick A. Dlugokecki	60,800	—	—	60,800
Richard M. Famiglietti	52,700	—	1,516	54,216
Kevin A. Kennedy (3)	13,175	—	—	13,175
James A. Mengacci	69,600	—	—	69,600
Camilo P. Vieira	55,900	—	—	55,900
Jane H. Walsh	53,500	—	423	53,923

(1)	Includes fees earned for service with Naugatuck Valley Savings, Naugatuck Valley Financial and Naugatuck Valley Mutual Holding Company (the “MHC”). Following the completion of Naugatuck Valley Savings’ second step conversion on June 29, 2011, the MHC ceased to exist. Also includes $10,000 supplemental payment credited under the Deferred Compensation Plan for Directors for Messrs. Batista, Famiglietti, Mengacci, Vieira and Ms. Walsh.
(2)	The aggregate number of options held by each non-employee director at fiscal year end was 18,589, except for Ms. Walsh, who held 21,951 options, and Mr. Dlugokecki and Mr. Kennedy who did not own any options at the fiscal year end.
(3)	Mr. Kennedy was appointed as a director of the Company and the Bank on September 28, 2011.

Cash Retainer and Meeting Fees for Non-Employee Directors. Naugatuck Valley Savings maintains a standard compensation arrangement for its non-employee directors and committee members that is comprised of annual retainers for board service, board meeting attendance and committee meeting attendance. For the fiscal 2011 year, directors were paid $7,500 ($11,500 for Chairman) in an annual retainer for board service, $500 per board meeting attended (regular or special) and $400 per committee meeting attended. The Chairman of the Board also received $400 per month as Asset/Liability Committee liaison.

Non-employee directors of Naugatuck Valley Financial receive a $500 quarterly retainer, and audit committee members receive $400 per audit committee meeting attended.

Deferred Compensation Plan. Naugatuck Valley Financial and Naugatuck Valley Savings sponsor a deferred compensation plan for directors. All non employee directors participate in the deferred compensation plan except for Messrs. Dlugokecki and Kennedy. Benefits under the plan consist of amounts previously deferred under a predecessor plan and current deferrals of board remuneration that would have otherwise been payable in cash. The plan also provides for a $10,000 annual payment to each active director, which the director may elect to defer under the plan. In addition, the deferred compensation plan provides supplemental benefits in the event of a change in control or upon a director’s death (before age 70), termination of service due to disability (before age 70) or the removal or failure to reelect a participating director for reasons other than cause (as such term is defined in the plan). The benefit payable upon death or due to the directors termination as a result of his removal or failure to be re-elected (other than for cause) decreases by $10,000 each year while the director remains in service. The following table outlines the Company-provided benefits to which the participating directors would have been entitled under the deferred compensation plan as of December 31, 2011:

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Name	Death Benefit/ Removal or Failure to Reelect for Reasons Other than Cause	Disability	Change in Control
Carlos S. Batista	$100,000	$150,000	$300,000
Richard M. Famiglietti	100,000	150,000	300,000
James A. Mengacci	200,000	250,000	500,000
Jane H. Walsh	30,000	70,000	140,000
Camilo P. Vieira	100,000	150,000	300,000

Board and Committee Meetings

During the year ended December 31, 2011, the Board of Directors of the Company met four times and the Board of Directors of Naugatuck Valley Savings met twenty-five times. No director of Naugatuck Valley Savings or the Company attended fewer than 75% of the total meetings of the respective Board of Directors and committees on which such director served.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2011 annual meeting of stockholders.

Code of Ethics and Business Conduct

Naugatuck Valley Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants (“independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the consolidated financial statements.

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In addition, the Audit Committee has received written communication from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence. In concluding that the independent accountants are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent accountants were compatible with their independence.

The Audit Committee discussed with the Company’s independent accountants the overall scope and plans for their audit. The Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their examination and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

The Audit Committee

Kevin A. Kennedy, Chairman

Carlos S. Batista

Frederick A. Dlugokecki

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STOCK OWNERSHIP

The following table provides information as of April 13, 2012 about the persons and entities known to Naugatuck Valley Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Stilwell Value Partners II, L.P.,
Stilwell Value Partners VII, L.P.,
Stilwell Partners, L.P.,
Stilwell Associates Insurance Fund of The S.A.L.I. Multi-Series Fund L.P., Stilwell Value LLC,
Stilwell Advisors LLC and Joseph Stilwell
111 Broadway, 12th Floor
New York, New York 10006	679,700(2)	9.7%

Ryan Heslop, Ariel Warszawski,
Firefly Value Partners, LP, FVP GP, LLC,
Firefly Management Company GP, LLC and
FVP Master Fund, L.P.
551 Fifth Avenue, 36th Floor
New York, New York 10176	560,851(3)	8.0%

Naugatuck Valley Savings and Loan Employees Stock Ownership Plan
333 Church Street
Naugatuck, Connecticut 06770	540,146	7.7%

(1)	Based on 7,002,208 shares of the Company’s common stock outstanding and entitled to vote as of April 13, 2012.
(2)	Based on information contained in a Schedule 13D/A filed with the Securities and Exchange Commission on November 21, 2011, which indicates that Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P., Stilwell Partners, L.P., Stilwell Associates Insurance Fund of The S.A.L.I. Multi-Series Fund L.P., Stilwell Value LLC, Stilwell Advisors LLC and Joseph Stilwell have shared voting and dispositive power over 679,700 shares.
(3)	Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012, which indicates that FVP Master Fund, L.P., Firefly Value Partners, LP, FVP GP, LLC, Firefly Management Company GP, LLC, Ryan Heslop and Ariel Warszawski have shared voting and dispositive power over 560,581 shares.
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The following table provides information as of April 13, 2012 about the shares of Naugatuck Valley Financial common stock that may be considered to be beneficially owned by each director, by each nominee for director, by each named executive officer listed in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (1)(2)	Number of Shares That May Be Acquired within 60 Days of Exercising Options	Total	Percent of Common Stock Outstanding (3)
Carlos S. Batista	36,576(4)	18,589	55,156	*
Frederick A. Dlugokecki	12,500	—	12,500	*
Richard M. Famiglietti	21,051	18,589	39,640	*
Kevin A. Kennedy	2,500	—	2,500	*
James A. Mengacci	13,652(5)	18,589	32,241	*
John C. Roman	44,293	36,918	81,211	1.2%
Camilo P. Vieira	9,136(6)	18,589	27,725	*
Jane H. Walsh	27,425	21,951	49,376	*

Named Executive Officers Who Are Not Directors:

Dominic J. Alegi, Jr.	29,999(7)	21,951	51,950	*
Mark S. Graveline	13,051	8,581	21,632	*
All directors and executive officers as a group (12 persons)	280,042	192,293	472,335	6.6%

*	Less than 1.0%.
(1)	Includes shares of unvested restricted stock held in trust as part of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan with respect to which individuals have voting but not investment power as follows: Mr. Graveline—399 shares.
(2)	Includes shares allocated to the accounts of individuals under the Bank’s ESOP with respect to which individuals have voting but not investment power as follows: Mr. Alegi—4,555, Mr. Graveline—3,618 shares, Mr. Roman—7,170 shares and Ms. Walsh—1,352 shares.
(3)	Based on 7,002,208 shares of the Company’s common stock outstanding and entitled to vote as of April 13, 2012.
(4)	Includes 297 shares held in three custodian accounts for Mr. Batista’s grandchildren.
(5)	Includes 13,652 shares that are pledged as collateral for a third party loan.
(6)	Includes 1,834 shares held in Mr. Vieira’s spouse’s individual retirement account.
(7)	Mr. Alegi retired effective March 9, 2012. Includes 99 shares held by Mr. Alegi’s spouse and 446 shares held in custodian accounts for Mr. Alegi’s grandchildren.

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ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of eight members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term and until their successors have been elected and qualified, are Frederick A. Dlugokecki, Richard M. Famiglietti and Kevin A. Kennedy. All of the nominees are currently directors of Naugatuck Valley Financial and Naugatuck Valley Savings.

Unless you indicate on the proxy card that your shares should not be voted for one or more of the nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees. If the nominees are unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitutes proposed by the Board of Directors. At this time, we know of no reason why the nominees might be unable to serve. The Board of Directors recommends a vote “FOR” the election of Messrs. Dlugokecki, Famiglietti and Kennedy.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2011. The indicated period of service as a director includes the period of service as a director of Naugatuck Valley Savings.

Board Nominees with Terms Ending in 2015

Frederick A. Dlugokecki is an attorney and has maintained a private practice in Naugatuck, Connecticut, focusing on real estate, bankruptcy, estate planning and business and tax issues since 1990. He graduated with high honors from The Catholic University of America, School of Law, and from the University of Connecticut, School of Business, magna cum laude, with Distinction in Finance. Age 55. Director since 2009.

Mr. Dlugokecki was previously employed in Washington, D.C., with The United States Department of Justice, Tax Division and with the General Counsel’s Office of The Federal Deposit Insurance Corporation. In Philadelphia, PA, he was employed with the law firms of Duane, Morris, LLP and Saul, Ewing, LLP. He went on to hold the position of General Counsel with Hansen Properties of Ambler, PA. Mr. Dlugokecki has taught law classes at various universities, including Post University and Temple University Law School.

Mr. Dlugokecki’s experience and professional focus as an attorney correlates positively to the business and operational issues of Naugatuck Valley Savings. As an active legal practitioner in the local area, he also offers the Board valuable insight into the local business community. Based on his experience, qualifications, attributes and skills set forth above, the board of directors has determined that Mr. Dlugokecki should serve as a director.

Richard M. Famiglietti received a Bachelor of Science degree in Business Management from Providence College and his MBA from the University of Connecticut. He has been the owner of CM Property Management, a property management firm, since 2002. Previously, Mr. Famiglietti was a Vice President of sales for Naugatuck Glass Company, a glass fabricator. Age 64. Director since 2000.

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Mr. Famiglietti’s experience as owner of a property management company provides the Board with critical experience in real estate matters, as well as experience as a small business owner. In addition, Mr. Famiglietti brings substantial management experience and expertise in sales and marketing, specifically within the region in which the Company conducts its business, through his experience as Vice President of sales for Naugatuck Glass Company. Based on his experience, qualifications, attributes and skills set forth above, the board of directors has determined that Mr. Famiglietti should serve as a director.

Kevin A. Kennedy has worked in the financial services industry for over 20 years. He founded Kennedy & Company in 1995, providing tax preparation and accounting services to clients, and has expanded the practice to focus on offering wealth management services to high net worth individuals. Mr. Kennedy earned a Bachelor of Science degree in Accounting from the University of Connecticut in 1991 and is a Certified Public Accountant licensed in the State of Connecticut. He also holds several securities and insurance licenses. Age 43. Director since 2011.

Mr. Kennedy’s in-depth knowledge and expertise in the financial services industry provides the Board a qualified, relevant and unique perspective regarding financial matters. In addition, being a small business owner enables Mr. Kennedy to offer valuable insight into various issues facing community businesses. Currently, he is serving on the several Board committee assignments which include: Audit Committee (Chair), ALCO (Chair), Branch Profitability (Chair), Investment Committee, HR/Compensation Committee and Competitive Displacement Committee. Based on his experience, qualifications, attributes and skills set forth above, the board of directors has determined that Mr. Kennedy should serve as a director.

Directors with Terms Ending in 2014

Carlos S. Batista is Vice President of Sales and Business Development for Water and Waste Water Automation Solutions, Emerson Process Management Power and Water Solutions, Inc. Age 62. Director since 1999. Chairman of the Board since 2009 and is currently Chairman of the Profit Plan Committee.

Mr. Batista holds a Bachelors Degree in Electrical and Electronics Engineering and a Masters in Business Administration from the University of New Haven. He is a member of the Alpha Sigma Lambda National Honor Society at the University of New Haven. He has extensive experience in Systems Contracting, Marketing, Sales, Project Management and Project Engineering, gained throughout his long history of experiences and various company wide positions in the industry. Through customer relationship management he has been a major contributor to the development and expansion of products, systems and solutions in oil, gas, water and wastewater treatment for Remote Automation Solutions-Bristol/Emerson. His management experience in a regulated industry has exposed Mr. Batista to many of the issues facing public companies today, particularly regulated entities, making Mr. Batista a valued component of a well rounded Board. Based on his experiences, qualifications, attributes and skills set forth above, the board of directors has determined that Mr. Batista should serve as a director.

John C. Roman has served as President and Chief Executive Officer of Naugatuck Valley Financial since 2004 and has been President and Chief Executive Officer of Naugatuck Valley Savings since September 1999. Mr. Roman previously was the Vice President and Chief Lending Officer of Naugatuck Valley Savings. Age 58. Director since 1999.

Since assuming the role of President and Chief Executive Office of Naugatuck Valley Savings in 1999, Mr. Roman has successfully completed a mutual to stock conversion and navigated the issues facing public companies within the banking sector. Mr. Roman’s knowledge of all aspects of the business and its history, combined with his drive for responsible growth and excellence, position him well to continue to serve as our President and Chief Executive Officer and as a Board member. Based on his experiences, qualifications, attributes and skills set forth above, the board of directors has determined that Mr. Roman should serve as a director.

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Camilo P. Vieira is the founder of CM Property Management, a property management firm. He previously served as the President and is currently a consultant with CM Property Management. Mr. Vieira previously served with IBM Corp. as a project and financial manager for over 30 years. Age 68. Director since 2002.

Through his experience at IBM, Mr. Vieira brings substantial financial expertise, while his real estate management provides further experience in matters directly related to the business of the Company. Mr. Vieira’s varied experience in both real estate management and project management and finance is an integral part of the board’s composition. Based on his experiences, qualifications, attributes and skills set forth above, the board of directors has determined that Mr. Vieira should serve as a director.

Directors with Terms Ending in 2013

James A. Mengacci was the owner of James A. Mengacci Associates from 1999 to 2011, and has been the owner of the Mengacci Agency, Inc. since 2011. The Mengacci Agency provides consultative services to funeral service professionals, insurance funding options for pre-paid funeral contracts and tailored individual and group final expense plans. Mr. Mengacci previously was the Secretary and Treasurer of Fitzgerald Funeral Home, Inc. Age 53. Director since 1988.

Through his experiences as an independent business owner and treasurer of a local business, Mr. Mengacci brings substantial management experience and tenure to the Board and can offer the Board a unique perspective on the issues it faces. Based on his experience, qualifications, attributes and skills set forth above, the board of directors has determined that Mr. Mengacci should serve as a director.

Jane H. Walsh served as Senior Vice President of Naugatuck Valley Savings and Naugatuck Valley Financial before her retirement in August 2007. Ms. Walsh had served with Naugatuck Valley Savings for over 31 years. Age 68. Director since 2001.

As a result of Ms. Walsh’ tenure with Naugatuck Valley Savings as Senior Vice President of Operations, she affords the Board the opportunity to utilize her deep knowledge of and insight into the institution, its market areas and operational risks. Based on her experience, qualifications, attributes and skills set forth above, the board of directors has determined that Ms. Walsh should serve as a director.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Whittlesey & Hadley, P.C. to be the Company’s independent registered public accounting firm for the 2012 fiscal year, subject to ratification by stockholders. A representative of Whittlesey & Hadley, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accountants is not approved by a majority of the shares cast at the annual meeting, the Audit Committee will consider other independent registered public accountants.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Whittlesey & Hadley, P.C., the independent registered public accountants.

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Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2011 and 2010 by Whittlesey & Hadley, P.C.:

	2011	2010
Audit fees(1)	$151,600	$91,500
Audit related fees(2)	26,850	25,000
Tax fees(3)	14,700	12,000
All other fees(4)	67,450	87,800

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of financial statements included in quarterly reports on Form 10-Q.
(2)	Consists of fees for audits of the Company’s 401(k) and ESOP plans.
(3)	Consists of fees for tax return preparation, planning and tax advice.
(4)	Consists of fees related to the stock offering in 2011 and for fees related to merger and acquisition activities in 2010.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing and setting compensation and overseeing the work of the independent accountant. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent accountant to ensure that the independent accountant does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent accountant. Requests for approval of services by the independent accountant under the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2011, all services provided by the independent accountant were approved, in advance, by the Audit Committee in compliance with these procedures.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the principal executive officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2011. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary(1)	Nonequity Incentive Plan Compensation	All Other Compensation(2)	Total

John C. Roman	2011	$186,486	$—	$34,046	$220,532
President and CEO	2010	179,293	10,592	33,681	223,566

Dominic J. Alegi, Jr. (3)	2011	118,719	—	11,032	129,751
Executive Vice President	2010	113,896	6,316	11,727	131,939

Mark S. Graveline	2011	150,663	—	12,405	163,068
Senior Vice President	2010	150,300	4,909	11,512	166,721

(1)	Salary for Mr. Graveline in 2011 includes $1,740 in payments under a deposit incentive program.
(2)	For Mr. Roman, 2011 amount includes, but is not limited to, allocations under the employee stock ownership plan, perquisites and personal benefits for automobile usage, automobile repairs and gas expenses.
(3)	Mr. Alegi retired effective March 9, 2012.

Employment Agreement. The Bank, the Company and Mr. Roman have entered into an employment agreement. The employment agreement provides for a two-year term, which the boards of directors may renew each year for an additional year beyond the then-current expiration date. The term of the agreement currently expires on November 20, 2012. Under the agreement, Mr. Roman’s current annual base salary is $188,194. We may increase Mr. Roman’s salary under the agreement from time to time and will review his salary not less than annually. We may also pay Mr. Roman discretionary bonus or other incentive compensation. Mr. Roman also participates in all standard benefit plans and programs we sponsor for other employees and officers of the Bank. We also provide Mr. Roman with life insurance coverage with a death benefit equal to three times his base salary and the use of an automobile.

Under the employment agreement, if we terminate Mr. Roman’s employment for “cause,” as that term is defined in the agreement, he will not receive any compensation for any period of time following the date his employment terminates. If we terminate Mr. Roman’s employment without cause or if Mr. Roman terminates his employment for “good reason,” as that term is defined in the agreement, we will pay Mr. Roman a lump sum amount based on the value of the base salary we would have paid him for the remaining term of the employment agreement and the value of all benefits he would have received during the remaining term of the agreement. In addition, we will continue to provide health, life and disability coverage for Mr. Roman for the remaining term of the agreement.

If Mr. Roman’s employment terminates on account of a disability, we will pay him 75% of his base salary until (i) the date he returns full-time employment at the Bank, (ii) his death or (iii) the date he attains age 65. We will offset these payments by any amounts payable to Mr. Roman under our disability programs. To the extent possible, we will also continue to cover Mr. Roman under our benefit plans for the same period of time.

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If we, or our successor, terminate Mr. Roman’s employment within three years of a change in control or if Mr. Roman terminates his employment for good reason within that same time period, we will pay Mr. Roman a lump sum amount equal to three times his average annual compensation for the five most-recently completed calendar years preceding the date of the change in control. Under the employment agreement, for purposes of determining his average annual compensation, Mr. Roman’s annual compensation includes his base salary and other taxable income, as well as the value of retirement and other benefits provided to him. We will also provide Mr. Roman with the value of retirement benefits that he would have received for 36 months. We will also continue to provide him health and welfare benefit plan coverage for 36 months.

Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding taxable years) constitute “excess parachute payments.” Section 4999 of the Code imposes an excise tax on certain individuals who receive excess parachute payments. Section 280G of the Code limits the deductibility to the employer of those same payments. The employment agreement provides that, if necessary, the payments under the agreement in connection with a change in control will be reduced so that they do not constitute excess parachute payments.

The employment agreement restricts Mr. Roman’s ability to compete against the Bank for a period of one year if we terminate his employment without cause or if he terminates his employment for good reason. However, these provisions do not apply if we have not renewed the term of the employment agreement and Mr. Roman’s employment terminates at a time when the remaining term of the agreement is one year or less.

Change in Control Agreement. The Bank has entered into a change in control agreement with Mr. Graveline and the Company acts as a guarantor with respect to any payment due under the agreement. The change in control agreement provides for a three-year term, which the board of directors may renew each year for an additional year beyond the then-current expiration date. The term of the agreement currently expires on November 20, 2013.

If we, or our successor, terminate Mr. Graveline’s employment during the term of the change in control agreement or if Mr. Graveline terminates his employment for “good reason,” as that term is defined in the agreement, within that same time period, we will pay Mr. Graveline a lump sum amount equal to three times his “base amount.” In general, Mr. Graveline’s “base amount” equals his average taxable compensation for the five most-recently completed calendar years preceding the date of the change in control. We will also continue to provide him health and welfare benefit plan coverage for 36 months. As with Mr. Roman’s employment agreement, the change in control agreement provides that, if necessary, the payments under the agreement will be reduced so that they do not constitute excess parachute payments under Section 280G of the Internal Revenue Code.

The Naugatuck Valley Savings and Loan Valley Incentive Plan. The Naugatuck Valley Savings and Loan Valley Incentive Plan (the “Valley Incentive Plan”) is intended to provide a cash compensation program that is competitive in level and form, to reward officers at the level of assistant vice president and above for achieving budgeted profits and for outstanding performance in furthering the goals of Naugatuck Valley Financial and its affiliates. Participants must be employed on December 31st to be eligible to receive an award.

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The Valley Incentive Plan is administered by Naugatuck Valley Savings’ Board of Directors. Awards are determined based on the Company’s net income after taxes (“NIAT”) and other performance measures related to regulatory ratings, as well as tangible book value, risk management, community participation and compliance. In the case of the CEO, 25% of the award depends upon achievement of targeted NIAT and 75% is based on other performance measures. For all other senior officers, 20% of the award depends upon achievement of targeted NIAT and 80% is based upon other performance measures. Participants are assigned an individual award target which, in addition to base salary, is intended to provide a competitive cash compensation level. This target is expressed as a percentage of salary as of the last day of the applicable plan year. NIAT may be adjusted at the board’s discretion to reflect extraordinary gains, losses or other factors.

Payments under the plan for any given plan year will be determined as of the end of each fiscal year and distributed in the pay period following the January board meeting. If a plan participant terminates employment due to death or disability, the award will be pro-rated. If a participant is involuntarily terminated by the Bank, the board of directors will determine the value of the award, if any, payable under the plan.

Retirement Benefits

Employee Stock Ownership Plan. The Bank sponsors an employee stock ownership plan (the “ESOP”) for the benefit of eligible employees who have attained age 21 and are credited with six months of service. Contributions to the ESOP and shares released from the suspense account as any loans used by the plan to acquire stock are repaid are allocated annually among plan participants based on each participant’s relative compensation. Participants become fully vested in their accounts under the ESOP after six years of service.

Outstanding Equity Awards at December 31, 2011

The following table provides information concerning unexercised stock options and unvested restricted stock awards for each named executive officer outstanding as of December 31, 2011.

	Stock Option Awards				Restricted Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
John C. Roman	36,918	—	$11.12	07/26/2015	—	$—
Dominic J. Alegi, Jr.	21,951	—	11.12	07/26/2015	—	—
Mark S. Graveline	7,982	—	11.12	07/26/2015	—	—
	599	399(2)	11.12	07/26/2018	399(2)	2,709

(1)	Based upon the Company’s closing stock price of $6.79 at December 31, 2011.
(2)	Unexercisable stock options and restricted stock awards vest in two annual installments on July 26, 2012 and 2013. Awards also vest immediately upon death, disability or change in control.

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OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Naugatuck Valley Financial common stock during the year ended December 31, 2011.

Transactions with Related Persons

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of Naugatuck Valley Financial’s transactions with directors and executive officers of Naugatuck Valley Financial and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Naugatuck Valley Financial’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of Naugatuck Valley Financial must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of Naugatuck Valley Financial. Such potential conflicts of interest include, but are not limited to, the following: (i) Naugatuck Valley Financial conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with Naugatuck Valley Financial.

From time to time, Naugatuck Valley Savings makes loans and extensions of credit to its executive officers and directors, and members of their immediate families. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Naugatuck Valley Savings, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2011, these loans were performing according to their original terms.

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SUBMISSION OF BUSINESS PROPOSALS AND

STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than January 20, 2013. If next year’s annual meeting is held on a date more than 30 calendar days from June 29, 2013, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee, James A. Mengacci, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770. Communications to individual directors may be made to such director in writing to such director at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of Naugatuck Valley Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on April 13, 2012. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2011, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on April 13, 2012 upon written request to Bernadette A. Mole, Naugatuck Valley Financial Corporation, 333 Church Street, Naugatuck, Connecticut 06770.

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If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Bernadette A. Mole
Corporate Secretary

Naugatuck, Connecticut
May 21, 2012

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X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
NAUGATUCK VALLEY FINANCIAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
JUNE 29, 2012 10:30 A.M., EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Naugatuck Valley Financial Corporation, consisting of Carlos S. Batista and Camilo P. Vieira, or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Naugatuck Valley Financial Corporation which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on June 29, 2012 at 10:30 a.m., Eastern Time, in the Community Room at Naugatuck Valley Savings and Loan's main office located at 333 Church Street, Naugatuck, Connecticut 06770 and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

Nominees for a three-year term:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" all nominees and the other listed proposal. If any other business is presented at the annual meeting of shareholders, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote on matters incident to the conduct of the annual meeting.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ______________ Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Detach above card, sign, date and mail in postage paid envelope provided.

NAUGATUCK VALLEY FINANCIAL CORPORATION

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

7035

Dear ESOP Participant:

On behalf of the Board of Directors of Naugatuck Valley Financial Corporation (the “Company”), I am forwarding to you the attached yellow vote authorization form so that you may convey your voting instructions to First Bankers Trust Services, Inc., the trustee for the Naugatuck Valley Savings and Loan Employee Stock Ownership Plan (the “ESOP Trustee”), on the proposals to be presented at the Annual Meeting of Shareholders of the Company on June 29, 2012. Also enclosed is a Proxy Statement for the Company’s Annual Meeting of Shareholders.

As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock (“Common Stock”) allocated to your account as of April 13, 2012, the record date for shareholders entitled to vote at the Annual Meeting. To direct the ESOP Trustee how to vote the shares of Common Stock allocated to your ESOP account, please complete, sign and date the enclosed yellow vote authorization form and return it in the postage paid envelope provided with this letter no later than June 20, 2012. The unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of Common Stock allocated to their accounts, subject its fiduciary duties.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Naugatuck Valley Savings and Loan.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive.

Sincerely,

John C. Roman
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc. (the “ESOP Trustee”) is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the “Company”) common stock under the Naugatuck Valley Savings and Loan Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on June 29, 2012.

You are authorized to vote my shares as follows:

1.	The election as director of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

For a three-year term:

Frederick A. Dlugokecki, Richard M. Famiglietti and Kevin A. Kennedy

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND THE OTHER LISTED PROPOSAL.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than June 20, 2012.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Naugatuck Valley Financial Corporation (the “Company”), I am forwarding to you the attached blue vote authorization form so that you may convey your voting instructions to Reliance Trust Company, the trustee for the Naugatuck Valley Savings and Loan Employees Savings Plan (the “401(k) Plan Trustee”), on the proposals to be presented at the Annual Meeting of Shareholders of the Company on June 29, 2012. Also enclosed is a Proxy Statement for the Company’s Annual Meeting of Shareholders.

As a 401(k) Plan participant investing in the Company common stock through the 401(k) Plan, you are entitled to direct the 401(k) Plan Trustee how to vote the shares of Company common stock credited to your 401(k) Plan account as of April 13, 2012, the record date for the 2012 Annual Meeting of Shareholders. Shares of Company common stock for which no timely instructions are received will be voted by the 401(k) Plan Trustee as directed by the Company.

To direct the voting of the shares of Company common stock credited to your account in the 401(k) Plan, you must complete, sign and date the enclosed blue vote authorization form and return it in the postage paid envelope provided with this letter no later than June 20, 2012.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Naugatuck Valley Savings and Loan.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive.

Sincerely,

John C. Roman
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Reliance Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the “Company”) common stock credited to me under the Naugatuck Valley Savings and Loan Employee Savings Plan (the “401(k) Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on June 29, 2012.

You are authorized to vote my shares as follows:

1.	The election as director of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

For a three-year term:

Frederick A. Dlugokecki, Richard M. Famiglietti and Kevin A. Kennedy

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND THE OTHER LISTED PROPOSAL.

The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than June 20, 2012.

Dear Stock Award Holder:

On behalf of the Board of Directors of Naugatuck Valley Financial Corporation (the “Company”), I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., the trustee for the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan Trust (the “Incentive Plan Trustee”), on the proposals to be presented at the Annual Meeting of Shareholders of the Company on June 29, 2012. Also enclosed is a Proxy Statement for the Company’s Annual Meeting of Shareholders.

As a recipient of a Stock Award under the Incentive Plan, you are entitled to vote all shares of restricted Company common stock subject to your Stock Award that are unvested as of April 13, 2012, the record date for the Annual Meeting. The Incentive Plan Trustee will vote the shares of Company common stock held in the Incentive Plan Trust in accordance with the instructions it receives from you and other Stock Award Holders. Shares of Company common stock for which no timely instructions are received will be voted by the Incentive Plan Trustee as directed by the Company. To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete, sign and date the attached green vote authorization form and return it in the enclosed postage-paid envelope no later than June 20, 2012.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Naugatuck Valley Savings and Loan.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive.

Sincerely,

John C. Roman
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc. (the “Trustee”) is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the “Company”) common stock held in the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan Trust. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on June 29, 2012.

You are authorized to vote my shares as follows:

1.	The election as director of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

For a three-year term:

Frederick A. Dlugokecki, Richard M. Famiglietti and Kevin A. Kennedy

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND THE OTHER LISTED PROPOSAL.

The Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than June 20, 2012.